UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 3, 2023
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 5.000% Senior Notes due 2024 (and the related guarantee of Registrant)		AGO 24	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 3, 2022, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.    Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non- Votes
Francisco L. Borges	45,949,762	4,784,388	42,811	3,187,920
G. Lawrence Buhl	48,729,308	2,005,463	42,190	3,187,920
Dominic J. Frederico	50,407,703	327,069	42,189	3,187,920
Bonnie L. Howard	48,981,688	1,753,182	42,091	3,187,920
Thomas W. Jones	48,749,387	1,984,763	42,811	3,187,920
Patrick W. Kenny	48,668,040	2,066,631	42,290	3,187,920
Alan J. Kreczko	49,242,247	1,492,543	42,171	3,187,920
Simon W. Leathes	49,922,614	812,058	42,289	3,187,920
Yukiko Omura	50,007,791	726,250	42,920	3,187,920
Lorin P.T. Radtke	50,414,091	313,250	49,620	3,187,920
Courtney C. Shea	50,437,952	287,744	51,265	3,187,920

2.    To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non- Votes
42,460,430	8,286,844	29,687	3,187,920

3.    To approve, on an advisory basis, the frequency of the advisory vote on compensation paid to the Company’s named executive officers:

1 Year	2 Year	3 Year	Abstain
45,740,406	76,406	4,915,066	45,083

4.    To approve the Company’s Employee Stock Purchase Plan, as amended through the Fourth Amendment:

For	Against	Abstain	Broker Non- Votes
50,556,671	194,404	25,886	3,187,920

5.    To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2023, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
52,680,828	1,260,673	23,380

6A.    To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Director Nominees	For	Against	Abstain	Broker Non- Votes
Robert A. Bailenson	50,574,776	176,049	26,136	3,187,920
Gary Burnet	50,657,279	93,446	26,236	3,187,920
Ling Chow	50,644,427	102,884	29,650	3,187,920
Stephen Donnarumma	50,639,265	104,241	33,455	3,187,920
Dominic J. Frederico	50,654,434	95,872	26,655	3,187,920
Darrin Futter	50,650,780	98,196	27,985	3,187,920
Jorge Gana	50,651,861	96,696	28,404	3,187,920
Holly L. Horn	50,653,794	97,085	26,082	3,187,920
Walter A. Scott	50,660,393	90,436	26,132	3,187,920

6B.     To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2023:

For	Against	Abstain
52,776,316	1,165,181	23,384

After taking into account the results of the shareholder advisory vote on the frequency of say-on-pay conducted at the 2023 annual general meeting, the Board of Directors decided that it shall be the Company’s policy to submit the compensation of its named executive officers to shareholders for a non-binding advisory vote annually, at least until the Company’s next annual general meeting at which an advisory vote on the frequency of say-on-pay votes is conducted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 5, 2023

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